SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2001

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Cohesion Technologies, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24103 (Commission File Number)	94-3274368 (I.R.S. Employer Identification No.)

2500 Faber Place
Palo Alto, California 94303
(Address of Principal Executive Offices)

(650) 320-5500
(Registrant’s telephone number, including area code)

Item 8. Change in Fiscal Year.

Item 8. Change in Fiscal Year.

     On December 5, 2001, Cohesion Technologies, Inc.’s Board of Directors approved a change in the Company’s fiscal year-end from June 30 to December 31. Prospectively, the Company’s fiscal quarters will conform to calendar periods ending each March 31, June 30 and September 30. The report covering the transition period for the six month period ending December 31, 2001 will be filed on Form 10-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2001	COHESION TECHNOLOGIES, INC.

	By:	/s/ William Mavity

Name: William Mavity
Title: Chief Executive Officer